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                                                                Exhibit 10.75


                           BILL OF SALE AND ASSIGNMENT


      THIS BILL OF SALE AND ASSIGNMENT is executed and delivered this 13th day of November, 1996, by and between SIERRA TUCSON, INC., a Delaware corporation ("Seller"), and SOFTEN REALTY, L.L.C, a Delaware limited liability company ("Purchaser").


                               W I T N E S E T H:

      WHEREAS, Seller and Purchaser have entered into that certain Asset Purchase Agreement, dated as of November 13, 1996 (the "Purchase Agreement"), pursuant to which Purchaser is acquiring all of the assets of Seller for the consideration therein provided.

      NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

      1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement.

      2. Sale of Assets. Seller hereby grants, sells, conveys, assigns, transfers and delivers to Purchaser all right, title and interest of Seller in and to the Acquired Assets, effective as of 12:01 a.m. on November 14, 1996.

      3. Acceptance of Assignment. Purchaser hereby accepts the assignment of the Acquired Assets.

      4. Miscellaneous.

            (a) All of the representations, warranties, covenants and agreements contained in the Purchase Agreement with respect to the Acquired Assets being sold, conveyed, assigned, transferred and delivered hereby shall survive the delivery of this Bill of Sale and Assignment and the Closing of the transactions referred to in the Purchase Agreement to the extent set forth in the Purchase Agreement.

            (b) This instrument is being delivered pursuant to the Purchase Agreement and shall be construed consistently therewith. This instrument is not intended to, and does not, in any manner


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in any manner diminish or modify the rights and obligations of the parties to the Purchase Agreement.

            (c) This instrument shall be governed by and construed in accordance with the laws of the State of Delaware without reference to the choice of law principles thereof.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed and delivered as of the day and year first above written.

                                    SELLER:

                                    SIERRA TUCSON, INC., a Delaware
                                    corporation


                                    By  /s/ Bob Walton
                                       ---------------------------------
                                       Name:  Bob Walton
                                       Title: Authorized Representative



                                    PURCHASER:

                                    SOFTEN REALTY, L.L.C., a Delaware
                                    limited liability company

                                          By:   NEXTHEALTH, INC., a
                                                Delaware corporation,
                                                Manager



                                    By /s/ Bob Walton
                                       ----------------------------------
                                       Name:  Bob Walton
                                       Title: Authorized Representative


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